Exhibit 10.5

ENVIRONMENTAL AND PUBLIC PROTECTION CABINET

Steven L. Besher	Department of Natural Resources	Leonard K. Peters
Governor	Division of Oil and Gas Conservation	Secretary
Post Office Box 2244
Frankfort, KY 40601
Phone: (502) 573-0147 Fax: (502) 573-1099
www.dogc.ky.gov

July 02, 2008

ADVENTURE ENERGY, INC
33 6TH STREET S, SUITE 600
ST. PETERSBURG, FL 33701

Dear Sir

Please be advised that we have this dated transferred to you and placed under your bond the below listed wells. The previous operator, TACKETT & SONS DRLG CONTACTORS, INC, is hereby relieved of all plugging responisibility with respect to these wells.

Permit: Farm Well and Location

93931 ISOM, TROY #1, Morgan Cty, 3 P 76 1740FNL 1270FWL

Sincerely,

/s/ Deanna Wilmoth

Deanna Wilmoth
Division of Oil and Gas Resources

CC: TACKETT & SONS DRLG CONTRACTORS, INC
264 TWIN LICK RD
SALYERSVILLE, KY 41485
Inspector Doug Hamilton, Phone: 606-297-6906
Inspector Richard McCown, Phone: 606-358-4540

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